UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2007


                            CALGON CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-10776                  25-0530110
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No.)


               P.O. Box 717, Pittsburgh, PA 15230-0717 15230-0717
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (412) 787-6700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

See Exhibit 99.1 Calgon Carbon Corporation News Release dated April 26, 2007 which is incorporated herein by reference.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CALGON CARBON CORPORATION
                                          (Registrant)

Date:  April 26, 2007                     /s/ Leroy M. Ball
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                                          (Signature)
                                          Leroy M. Ball
                                          Chief Financial Officer